UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

___________

FORM 8-K/A

(Amendment No. 1)

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 30, 2008

International Gold Resources, Inc.

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-50103	20-0873122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 S. Alton Way, Suite A-250, Centennial, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 936-1300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANTS.

On October 30, 2008, International Gold Resources, Inc. (the “Company”) received notice from MacKay LLP (“MacKay”) that they would decline to stand for re-election as the independent registered public accountant of the Company.  The Board of Directors of the Company neither recommended nor approved the decision of MacKay to decline to stand for re-election.  The effective date of MacKay’s resignation was October 31, 2008.

The Company has not filed any financial statements since its fiscal quarter ended January 31, 2007.  The Company’s audited financial statements for the fiscal year ended October 31, 2006, as well as the unaudited financial statements for the fiscal quarter ended January 31, 2007, contained a scope limitation related to $710,000 of expenditures that MacKay was unable to perform procedures on due to the lack of appropriate documentation.  During the Company’s two most recent fiscal years and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, the Company has had no disagreements with MacKay on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MacKay, would have caused it to make reference to the subject matter thereof in its report on the financial statements of the Company for such periods.  There were no other reportable events (as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v)) during the two most recent fiscal years and through the date of this Form 8-K.  The Company has requested that MacKay furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements as required by Regulation S-K Item 304(a)(3).  A copy of that letter, dated November 14, 2008, is filed as an Exhibit to this Form 8-K.

As of November 17, 2008, the Company has not yet engaged new independent accountants to replace MacKay.  The Board of Directors has authorized MacKay to respond fully to all enquiries made by the successor independent accountant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit No.	Exhibit Description

16.1	Letter of MacKay LLP dated November 14, 2008 regarding the disclosure contained in Item 4.01 of this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GOLD RESOURCES, INC.
Date: November 17, 2008
	By:	/s/: Nathan M. Longenecker
Name: Nathan M. Longenecker
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16.1	Letter of MacKay LLP dated November 14, 2008 regarding the disclosure contained in Item 4.01 of this report on Form 8-K.